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                                                                    Exhibit 99.1
                                   Bo W. Lycke
                                4730 Melissa Lane
                               Dallas, Texas 75229



                                                                October 21, 2002

The Board of Directors
Claimsnet.com inc.
Dallas, Texas

Gentlemen,

I hereby resign as Chairman of the Board and Director of Claimsnet.com inc. effective October 21, 2002.


                                                        Sincerely,

                                                        /s/ Bo W. Lycke